SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          April 1, 2004

InSight Health Services Holdings Corp.

(Exact name of registrant as specified in charter)

Delaware	333-75984	04-3570028
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

26250 Enterprise Court, Suite 100, Lake Forest, CA 92630
(Address of principal executive offices)		(Zip Code)

(949) 282-6000
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

On April 8, 2004, the Registrant filed a Form 8-K under Item 2. thereof to report the completion of the acquisition of certain diagnostic imaging centers from Comprehensive Medical Imaging, Inc.  In response to parts (a) and (b) of Item 7 of such Form 8-K, the Registrant stated that it would file the required historical and pro forma financial information within the 60-day period provided by Item 7(a)(4).  This Form 8-K/A is being filed to provide the required historical financial information, but it does not include the required pro forma financial information which is not yet available.

On October 3, 2003, the Registrant filed a Form 8-K/A in connection with its August 1, 2003 acquisition of a majority of the assets of the mobile imaging business owned by CDL Medical Technologies, Inc. (“CDL”). Pursuant to the Form 8-K requirements, that Form 8-K/A included historical financial information of CDL and pro forma financial information related to the Registrant’s acquisition of CDL’s business.  The historical financial information of CDL was audited by Herbein + Company, Inc., (“Herbein”) of Pittsburgh, Pennsylvania.  The Registrant was subsequently informed that Herbein had decided not to register with the Public Company Accounting Oversight Board (“PCAOB”).  As a result, Herbein’s audit report could not be used in the Registrant’s future registration statements or reports, including this Form 8-K/A.

The Registrant has engaged an accounting firm registered with the PCAOB to audit CDL’s annual historical financial information and review certain interim historical financial information.  The accounting firm has not yet completed this audit and review.  Accordingly, this Form 8-K/A is being filed without the required pro forma financial information.  Following completion of this audit and review, the Registrant intends to include the required historical financial information and related pro forma financial information (as the case may be) in (i) an amendment to this Form 8-K/A, (ii) an amendment to the October 3, 2003, Form 8-K/A, and (iii) such other necessary amendments to the Registrant’s Securities and Exchange Commission reports.  The accounting firm has informed the Registrant that CDL’s historical financial information will be restated and such restatement cannot be presently quantified, but that any such restatement will have no impact on the previously reported historical financial statements of the Registrant.

ITEM 7.                                                                   FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                                                                  Financial statements of businesses acquired.

The financial statements of the Phoenix, Northern California and Central Regions of Comprehensive Medical Imaging, Inc. (“CMI”), a wholly owned subsidiary of Cardinal Health, Inc., required by this item are attached as Exhibits 99.2 and 99.3.

(b)                                                                                 Pro forma financial information.

Pro forma financial information to be filed by amendment.

(c)                                                                                  Exhibits.

2.1                  Stock Purchase Agreement dated February 13, 2004, by and among InSight Health Corp., CMI, Cardinal Health 414, Inc. and Cardinal Health, Inc. (filed with current report on Form 8-K on April 8, 2004 and incorporated herein by reference).

2.2                  Amendment No. 1 to Stock Purchase Agreement dated April 1, 2004, by and among InSight Health Corp., CMI, Cardinal Health 414, Inc. and Cardinal Health, Inc. (filed with current report on Form 8-K on April 8, 2004 and incorporated herein by reference).

99.1            Press Release dated April 6, 2004, announcing the completion of the acquisition (filed with current report on Form 8-K on April 8, 2004 and incorporated herein by reference).

99.2            Audited combined balance sheets at December 31, 2003 and 2002 and audited combined statements of operations, cash flows, and owners’ equity for each of the years ended December 31, 2003, 2002 and 2001 and notes thereto and report of independent auditors with respect to the business of CMI (filed herewith).

99.3            Unaudited interim combined balance sheet at March 31, 2004, unaudited interim combined statements of operations and cash flows for the three months ended March 31, 2004 and 2003 with respect to the business of CMI (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 15, 2004

INSIGHT HEALTH SERVICES HOLDINGS CORP.

By:	/s/ Brian G. Drazba
Brian G. Drazba
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

2.1

Stock Purchase Agreement dated February 13, 2004 by and among InSight Health Corp., CMI, Cardinal Health 414, Inc. and Cardinal Health, Inc. (filed with current report on Form 8-K on April 8, 2004 and incorporated herein by reference).

2.2

Amendment No. 1 to Stock Purchase Agreement dated April 1, 2004, by and among InSight Health Corp., CMI, Cardinal Health 414, Inc. and Cardinal Health, Inc. (filed with current report on Form 8-K on April 8, 2004 and incorporated herein by reference).

99.1	Press Release dated April 6, 2004 announcing the completion of the acquisition (filed with current report on Form 8-K on April 8, 2004 and incorporated herein by reference).

99.2

Audited combined balance sheets at December 31, 2003 and 2002 and audited combined statements of operations, cash flows, and owners’ equity for each of the years ended December 31, 2003, 2002 and 2001 and notes thereto and report of independent auditors with respect to the business of CMI (filed herewith).

99.3

Unaudited interim combined balance sheet at March 31, 2004 and unaudited interim combined statements of operations and cash flows for the three months ended March 31, 2004 and 2003 with respect to the business of CMI (filed herewith).